UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 11, 2007


                           EASTGROUP PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Maryland                       1-07094                13-2711135
           --------                       -------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                               Page 1 of 3 Pages

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2007,  the  Company's  Board of Directors  approved an amendment to
Section 8 of Article VII of the Bylaws of the Corporation to provide that the Maryland Control Share Acquisition Statute shall not apply to the voting rights of any shares of stock of the Corporation acquired by a person that is a registered investment advisor under the Investment Advisors Act of 1940, provided that such shares of stock are acquired in the ordinary course of business of the acquirer, in good faith and not with the intent to effect or to influence a change of control of the Corporation. The amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

3.1   Amendment to Bylaws of the Company dated as of April 11, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 12, 2007

                                   EASTGROUP PROPERTIES, INC.


                                   By: /s/ N. KEITH MCKEY
                                       ---------------------
                                       N. Keith McKey
                                       Executive Vice President,
                                       Chief Financial Officer and Secretary


                               Page 2 of 3 Pages